Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Michael (Mike) Milotich, Interim Chief Executive Officer and Chief Financial Officer of Marqeta, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Marqeta, Inc. for the fiscal year ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Marqeta, Inc.

Date: February 26, 2025	By:	/s/ Michael (Mike) Milotich
Michael (Mike) Milotich
Interim Chief Executive Officer & Chief Financial Officer
(Principal Executive, Financial, and Accounting Officer)